Exhibit 10.4

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WITH RESPECT TO THE OMITTED PORTIONS. OMITTED PORTIONS ARE INDICATED BY [***].

THIRD AMENDMENT TO THE ALLIANCE AGREEMENT

This THIRD AMENDMENT (“Third Amendment”), effective as of February             , 2010, between Monster, Inc. (“Monster”) and iHispano.com, LLC (“iHispano”) amends the Alliance Agreement dated as of December 4, 2007 (the “Alliance Agreement”), as subsequently amended. Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Alliance Agreement. Section references herein, if any, shall refer to Section references in the Alliance Agreement.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Monster and Interactive One hereto hereby agree to amend the Alliance Agreement as follows:

1.	Section 1 shall be amended by deleting the definition of “Monster Diversity Media” in its entirety and replacing it with the following definition:

““Monster Diversity Media” means recruitment media advertising sold by Monster on the Diversity section of the Monster Web Site, the iHispano Web Site, the iHispano Vertical Channels, or the web sites of iHispano’s partners, such as NSHMBA and ALPFA. For the purposes of this Agreement and for calculating D&I Commissions, Monster Diversity Media shall not include any media advertising sold by Monster on the (i) web sites of the DMN Partners or (ii) web sites of any third party other than those listed in the previous sentence.”

2.	Section 2(m) is hereby amended by appending the following:

“DMN Partners shall invoice Monster directly for Monster Diversity Media sold on such DMN Partner web site in accordance with the terms of the agreement between such DMN Partner and Monster. For the avoidance of doubt, any Diversity Media sold by Monster on the web sites of DMN Partners shall not be included in the definition of Monster Diversity Media for the purposes of calculating D&I Commissions under Section 3(b) of this Agreement. As of the date of this Amendment, the Diversity Media Network is comprised of [***]. The parties agree that additional DMN partners may be added over time.”

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WITH RESPECT TO THE OMITTED PORTIONS. OMITTED PORTIONS ARE INDICATED BY [***].

3.	Section 2 is hereby amended by adding the following Section 2(q):

“Quick Job Search Widget. iHispano agrees to use commercially reasonable efforts to cause all Quick Job Search Widgets placed on the iHispano Web Site, the iHispano Vertical Channels or the web sites of DMN Partners or iHispano’s other partners, to include a Link (a visible graphic or textual indication) that, when selected by a user, directs the user to the Monster Web Site.”

Except as expressly set forth herein, all other terms and conditions of the Alliance Agreement shall remain as set forth therein.

This Amendment shall supersede any inconsistent or conflicting terms in the Alliance Agreement. The provisions of this Amendment may be executed in counterparts, each of which will be deemed to be an original, all of which will constitute one and the same Amendment.

[SIGNATURES ON NEXT PAGE]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WITH RESPECT TO THE OMITTED PORTIONS. OMITTED PORTIONS ARE INDICATED BY [***].

IN WITNESS WHEREOF, the parties hereto, by their duly authorized representatives, have caused this Amendment to be duly executed as of the date set forth above.

MONSTER, INC.	iHispano, LLC

By:	By:

Name:	Name:

Title:	Title: